                                                                      Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-35257, 333-35259, 333-38657, 333-38659,
333-59783, 333-59797 and 333-40858) of Peritus Software Services, Inc. of our reports dated February 20, 2001 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 21, 2001